Exhibit 10.37

                       SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (the "Agreement") is made and entered into this 26th day of July, 2001, between KLT Telecom Inc., a Missouri corporation ("Secured Party"), and Digital Teleport, Inc., a Missouri corporation ("Debtor") with reference to the following:

          WHEREAS, of even date herewith, the parties hereto have executed an Emergency Promissory Note in the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00) (the
"Emergency Note"); and

          WHEREAS, execution of this Agreement is a condition to the advance under the Emergency Note.

          NOW THEREFORE, in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Debtor and Secured Party agree as follows:

  1. COLLATERAL. Debtor hereby grants to Secured Party a security interest in all of the following property in which Debtor now or hereafter has rights and wherever located:

     a. all machinery, equipment, mechanisms, instrumentation, and the attachments, parts and accessories thereto and software embedded therein; and

     b. any and all additions, accessions, replacements and substitutions to or for any of the foregoing and any and all proceeds and products of any of the foregoing.

  2. LIABILITIES AND OBLIGATIONS SECURED. The security interest described herein is granted to Secured Party to secure the performance and payment of any and all obligations and liabilities of Debtor to Secured Party: (a) under that certain Emergency Term Promissory Note dated of even date herewith (the "Emergency Note") in the principal amount of $5,500,000.00; (b) that may exist in the future under any promissory notes or advances that specifically indicate that they are secured by this Agreement; (c) that are renewals or extensions thereof and substitutions therefore; (d) that Secured Party may advance or spend for the maintenance or preservation of the Collateral; and
(e) under this Agreement (such obligations and liabilities being referred to herein as the "Secured Obligations").

  3.    REPRESENTATIONS AND WARRANTIES OF DEBTOR.   Debtor
represents, warrants, covenants and agrees as follows:

     a. This Agreement is valid and binding upon Debtor and is enforceable against Debtor and the Collateral in accordance with the terms herein.

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     b.   The Debtor's exact legal name is as set forth in the first paragraph of this Agreement.

     c.   the Debtor's state of incorporation is Missouri (the "Debtor
     State").

     d. Debtor has the power and authority to own and possess, and/or grant a security interest in the Collateral.

     e. The Collateral will be used primarily for business purposes other than farming.

     f. The Collateral will not be misused, abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its primary use. Debtor will notify Secured Party immediately, orally and in writing, of any event causing material loss or depreciation in value of the Collateral and the amount of such loss or depreciation and of any other event that materially affects the Collateral.

     g. No financing statements covering any of the Collateral are on file in any public office except as may show Secured Party as secured party, except for those certain financing statements filed in the offices of the Missouri Secretary of State on April 4, 1997 and June 24, 1997, as instruments number 2774984 and 2803564, respectively, naming IXC Carrier Inc. as secured party .

     h. Except for the security interest granted hereby, and the security interests or leasehold interests of IXC Carrier Inc. and Union Electric Company disclosed by Debtor to Security Party prior to the execution of this Agreement, Debtor owns the Collateral free from any prior or adverse lien, charge, security interest or encumbrance.

     i. All financial information with respect to Debtor that has been or is hereafter furnished by or on behalf of Debtor to Secured Party is or will be, as of the date furnished to Secured Party, accurate, correct and complete in all material respects.

     j.   Debtor is a Missouri corporation in good standing.

  4.   COVENANTS OF DEBTOR.  Debtor shall:

     a. not reincorporate, change its state of incorporation from the Debtor State, change its name, change its form of existence or structure, or otherwise change its "location" as that term is defined in revised article 9 of the Missouri Uniform Commercial Code, without first providing six (6) months written notice to Secured Party of any such change or modification;

     b. maintain insurance at all times with respect to the Collateral against risks of fire (including without limitation so-called extended coverage), theft and such other risks, on such terms, in such form and amounts, and for such periods and written by such

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     companies as may be satisfactory to Secured Party, such
     insurance to be payable to Secured Party and Debtor as their respective interests may appear. All such policies of insurance shall provide for at least 30 days' prior written notice of cancellation or modification to Secured Party. Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with all of the foregoing insurance provisions. Secured Party is hereby granted authority to act as attorney for Debtor in obtaining, adjusting and settling any such insurance and endorsing any drafts issued in connection therewith. Secured Party may apply the proceeds of any such insurance toward payment of any of the Secured Obligations, whether or not the same is due and in any order of priority;

     c. execute in form satisfactory to Secured Party one or more financing statements pursuant to the applicable Uniform
     Commercial Code and such other documents and instruments as Secured Party may from time to time request to evidence, establish, perfect, continue the perfection of, or protect, the security interest granted herein;

     d. not permit any of the Collateral to become affixed to any real estate in any manner that would change its character from that of personal property to real property or a fixture; and

     e. defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

  5.   UCC-1 FINANCING STATEMENTS.

     a. Debtor hereby authorizes Secured Party to file or record one or more financing statements in any location and in any jurisdiction where Secured Party deems it necessary or appropriate to perfect or give notice of the security interests granted herein.

     b. If applicable law requires Debtor to sign any financing statement for filing or recording purposes, Debtor hereby appoints Secured Party and any representative of Secured Party as Debtor's attorney and agent, with full power of substitution, to sign or endorse Debtor's name on any such financing statement, and Debtor authorizes Secured Party to file or record the same. Secured Party shall provide a copy of such financing statement to Debtor.

     c. Debtor shall pay the cost of filing or recording the financing statements and other documents referred to above in this paragraph and this Security Agreement in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable.

     d. A photographic or other reproduction of this Security Agreement or any financing statement related hereto shall be sufficient as a financing statement in any jurisdiction where filing or recording of such a reproduction is permitted by law.

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  6.   INSPECTIONS.  Secured Party may examine and inspect the
Collateral at any reasonable time or times wherever it is located. Secured Party may also examine and inspect any other property or premises of Debtor and Debtor's books and records during normal business hours.

  7. ATTENDANCE AT BOARD OR COMMITTEE MEETINGS. Secured Party (or its representative) shall have the right to attend all meetings of the board of directors of Debtor, and of each committee of the board of directors (the board of directors and such committees are hereinafter collectively referred to as the "Board") in a nonvoting observer capacity, to receive notice of such meetings and to receive the information provided by the Debtor to the Board; provided, however, that the Debtor may require as a condition precedent to Secured Party's rights under this paragraph that each person proposing to attend any meeting of the Board and each person to have access to any of the information provided by the Debtor to the Board shall agree to hold in confidence with respect to all information so received during such meetings or otherwise; and, provided further, that the Debtor reserves the right not to provide information and to exclude Secured Party (or its representative) from any meeting or portion thereof if delivery of such information or attendance at such meeting by Secured Party would adversely affect the attorney-client privilege between the Debtor and its counsel.

  8. EVENT OF DEFAULT. The term "Event of Default" as used herein shall mean any one or more of the following events:

     a. Default in the payment or performance of any of the Secured Obligations when due, including any payment under the Emergency Note;

     b. Default in the performance of or compliance with any covenant or agreement of Debtor contained herein or in any other agreement or instrument evidencing or relating to any of the Secured Obligations.

     c. If any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor, including without limitation any statement made by Debtor in any financial or credit statement or application for credit made prior to the date of this Security Agreement, proves to have been false or misleading in any respect when made or furnished;

     d. Secured Party shall receive at any time a report indicating that Secured Party's security interests granted hereunder in the Collateral are not prior in time and right to all other security interests or other interests indicated in such a report.

     e. the insolvency, suspension of active business or business failure of or by Debtor;

     f. the appointment of a receiver for, by, or against Debtor or any part of its property;

     g.   the assignment for the benefit of creditors of Debtor;

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     h.   the commencement of a proceeding under any bankruptcy,
     insolvency, reorganization, arrangement or other law relating to the relief of debtors by or against Debtor; PROVIDED, HOWEVER, that if any such appointment or proceeding is initiated without the consent or application of Debtor, such appointment or proceeding shall not constitute an Event of Default until the same shall have remained in effect for 30 days;

     i. the acceleration of the maturity of any liability or obligation of Debtor to anyone other than Secured Party;

     j. the loss, theft, damage, destruction or danger of misuse or confiscation of any material part of the Collateral;

     k. the making of any levy, seizure or attachment of or on the Collateral or any portion thereof;

     l. the issuance of any injunction with respect to the use or sale of the Collateral or any portion thereof;

     m. the service of any warrant of attachment or garnishment or the making or issuance of any lien, levy or similar process on or with respect to Debtor.

     n. the failure by Debtor to satisfy any final judgment, decree or order against Debtor which has not been stayed or appealed within 30 days after entry thereof if, at the end of such 30-day period, there shall be undischarged any final judgment or judgments against Debtor for the payment of money which shall alone or in the aggregate exceed $10,000.00; or

     o. if Secured Party determines that the Secured Obligations are inadequately secured and that the prospect of the payment or performance of any of the Secured Obligations is impaired.

  9. NOTIFICATION OF EVENT OF DEFAULT. Debtor shall immediately notify Secured Party of the occurrence of any of the foregoing
Events of Default.

  10. SECURED PARTY'S RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, in addition to any other rights and remedies of Secured Party however arising, Secured Party shall have the right to:

     a. notify the obligors on any or all proceeds of the Collateral consisting of accounts, chattel paper, general intangibles, contract rights, instruments, insurance policies, things in action or the like to make payment thereon directly to Secured Party, and Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon or with respect to such Collateral;

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     b.   take control of any or all proceeds constituting a part of the Collateral.

     c. without notice or demand, declare any or all of the Secured Obligations immediately due and payable, notwithstanding any provision to the contrary contained in any agreement or instrument evidencing or relating to any of the Secured
     Obligations;

     d. set off any deposits or other moneys due from Secured Party to Debtor against any of the Secured Obligations, whether or not the same is due and in any order of priority;

     e.   take possession of the Collateral;

     f. require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, or, if Debtor fails or refuses to so assemble the Collateral, Secured Party may, and Debtor hereby authorizes and empowers Secured Party to, enter upon the premises wherever the Collateral may be in order to remove the same, and employ process of law (such as replevin or receivership) to obtain possession of the Collateral without notice to Debtor or an opportunity to be heard, such notice being specifically waived by Debtor;

     g. sell lease, or otherwise dispose of the Collateral, or any portion thereof (the "Foreclosure Sale").

  11.  FORECLOSURE SALE.

     a. At any Foreclosure Sale, Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment and the like without in any way affecting the commercial reasonableness of any such sale.

     b. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of this subsequent sale.

     c. If Secured Party purchases the Collateral at a Foreclosure Sale, the parties agree that the amount bid by Secured Party (the "Credit Bid") shall be deemed to be commercially reasonable if it is based on the lesser of the then owing Secured Obligation or a forced-liquidation appraisal conducted either internally by Secured Party or by an appraiser of Secured Party's choice. The parties hereto agree that such a Credit Bid shall not be deemed to be significantly below the range of proceeds that would have been realized from a sale to an independent third person.

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  12.  COSTS OF COLLECTION.  Secured Party's costs of collection, enforcement and prosecution of its rights and remedies hereunder or otherwise arising, whether or not involving a case, action or other proceeding before any state or federal court or other body, including without limitation attorneys' fees and expenses, shall be borne solely by Debtor.

  13. RISK OF LOSS. Debtor bears all risk of loss of, and with respect to, the Collateral.

  14. WAIVERS. Debtor: (a) waives the right to direct the application of any and all payments at any time or times hereafter received by Secured Party on account of the Secured Obligations, (b) agrees that Secured Party shall have the continuing exclusive right to apply and reapply any and all such payments in such manner as Secured Party may deem advisable, notwithstanding any entry by Secured Party upon any of its books and records; and (c) waives the right to seek a marshaling of any of the Collateral.

  15. PURSUIT OF COLLATERAL NOT REQUIRED. Repossession and/or liquidation of the Collateral are not a condition precedent to a suit for an in personam judgment against Debtor with respect to the Secured Obligations. In its sole and absolute discretion, Secured Party shall have the right to realize on none, a portion of, or all of the Collateral in any manner or order it deems appropriate. Any failure of Secured Party to pursue collection from the Collateral shall in no way operate as a release, impairment or reduction of the obligation of Debtor hereunder and shall not be a defense by Debtor in any action brought by Secured Party against Debtor. Secured Party shall have no duty to: (i) to repossess and/or liquidate the Collateral; (ii) collect from the Collateral or any income therefrom, including the proceeds of any insurance, or (iii) pursue collection of the Secured
Obligations from the Collateral.   .

  16. SUCCESSORS AND ASSIGNS. This Security Agreement shall inure to the benefit of and shall be binding upon Debtor and Secured Party and their respective successors and assigns, and further shall bind all persons who become bound as a debtor to this Agreement.

  17. NOTICES. Any demand upon or notice or other communication to Debtor shall be effective if delivered by hand delivery or deposited in the mails, postage prepaid, addressed to Debtor at the address of Debtor set forth below, or, if Debtor has notified Secured Party in writing of a change of address, to the last address of which Secured Party has been so notified.

  18. GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

  19. SURVIVAL. If any provision of this Security Agreement is contrary to, prohibited by or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. If any provision of this Security Agreement is contrary to, prohibited by or deemed invalid under the applicable laws or

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regulations of any jurisdiction, such provision shall not thereby be rendered invalid in any other jurisdiction.

  20. MULTIPLE COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same instrument.

  21. FACSIMILE EXECUTION. This Agreement may be executed by facsimile signatures which shall be deemed to have the same force and effect as original signatures.

  22. HEADINGS. The headings used in this Security Agreement are for convenience of reference only and shall in no way define, limit or describe the scope or intent of any provision of this Security Agreement.

  23. NO ORAL AGREEMENTS. [IN MISSOURI]: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT THE PARTIES HERETO FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES HERETO, EXCEPT AS SUCH PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. [In Kansas]: THIS AGREEMENT IS A FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE PARTIES AND SUCH WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF A CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES.

  24. WAIVER OF JURY TRIAL. THE PARTIES HERETO MUTUALLY, EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY FOR ANY PROCEEDINGS ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY OTHER DOCUMENT ENTERED INTO BY DEBTOR AND SECURED PARTY IN CONNECTION WITH THIS TRANSACTION, OR ANY CONDUCT RELATING TO THIS AGREEMENT OR THE LOANS MADE HEREUNDER OR THE DEBTOR-CREDITOR RELATIONSHIP ESTABLISHED HEREBY, INCLUDING WITH REGARD TO ANY COUNTERCLAIMS, CAUSES OF ACTION, AND DEFENSES WHETHER BASED IN CONTRACT OR TORT OR OTHERWISE. THIS WAIVER IS GRANTED IN THE INTEREST OF AVOIDING DELAYS AND EXPENSES
ASSOCIATED WITH JURY TRIALS.   THE PARTIES HERETO ACKNOWLEDGE
THAT THEY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT IN PART BY THE PROVISIONS OF THIS PARAGRAPH.

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          IN WITNESS WHEREOF, the parties hereto have executed
this Security Agreement on the day and year first above written.

     SECURED PARTY:

     By:             /s/Mark R. Schroeder
     Name:           Mark R. Schroeder
     Title:          VP
     Address:        10740 Nall #230
                     Overland Park, KS 66209


     DEBTOR:

     By:             /s/Gary W. Douglass
     Name:           Gary W. Douglass
     Title:          SVP & CFO
     Address:        8112 Maryland Ave.
                     St. Louis, MO 63105

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